# bioAffinity TECHNOLOGIES

NASDAQ: BIAF / BIAFW

## 8th Annual Dawson James Small Cap Growth Conference

October 12, 2023

# Cautionary Note Regarding Forward-Looking Statements

Certain statements in this presentation and statements by management or other persons acting by or on behalf of bioAffinity Technologies made in connection with this presentation constitute "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Because forward-looking statements relate to the future, they are inherently subject to significant known and unknown risks, uncertainties and other factors that are difficult to predict and are beyond the control of bioAffinity Technologies. The actual results, level of activity, performance or achievements of bioAffinity Technologies may be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "future," "outlook," and similar expressions that predict or indicate future events or trends. All statements that are not statements of historical matters are forward-looking statements.

The forward-looking statements made in this presentation are based on bioAffinity Technologies' current assumptions and judgments regarding future events and results. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of bioAffinity Technologies. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon as, a guarantee, an assurance, a prediction or a definitive statement of fact, probability or outcome and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in bioAffinity Technologies' most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Except as required by law, bioAffinity Technologies undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

# Investment Highlights

**CyPath Lung** is an accurate, non-invasive test for **early detection of lung cancer**

**Patient-friendly**
At-home collection (no needles, no blood) with results to physician 3 days after sample arrives at the lab

| 92% | 87% | 99% |
| --- | --- | --- |
| **Sensitivity[1]** | **Specificity[1]** | **Negative Predictive Value** |

High specificity and sensitivity, similar to more invasive, expensive diagnostic procedures

**Proprietary Automated Data Analysis**
Powerful automated data analysis utilizing artificial intelligence (AI) differentiates patients with lung cancer from those who are cancer-free

**Flow Cytometry Data Collection**
Profiles the lung microenvironment by identifying cancer and cancer-related cell populations and other characteristics indicative of lung cancer with high accuracy


Lung
BAL
Screen
COPD
Asthma

**Growing Platform Technology and Therapeutics Potential**
Developing noninvasive diagnostic tests for additional lung diseases, starting with COPD; OncoSelect® Therapeutics research subsidiary developing a pipeline of preclinical therapeutics candidates

*[1]In individuals with nodules 20mm or less, CyPath® Lung performed with 92% sensitivity and 87% specificity*

# Market Opportunity:
## The Need for Early Lung Cancer Detection



Most patients currently are diagnosed with late-stage (Stages III-IV) lung cancer when the survival rate is low

**23%**[1]
5-year overall survival rate

**92%**[2]
10-year survival if detected at Stage I & treated within one month

**Accurate, early cancer detection can**

- ✓ Increase long-term survival
- ✓ Reduce unnecessary invasive procedures
- ✓ Improve the positive predictive value of screening

[1] *CancerNet, American Society of Clinical Oncology (ASCO)*, https://www.cancer.net/cancer-types/lung-cancer-non-small-cell/statistics

[2] *Survival of patients with stage I lung cancer detected on CT screening*, NEJM, October 26, 2006, https://www.nejm.org/doi/full/10.1056/NEJMoa060476

# Physician-Focused, Patient-Friendly Market Opportunity

## More Accurate Diagnosis / Fewer Unnecessary, Invasive Procedures

| @ clinic | @ home | @ laboratory | @ clinic |
|---|---|---|---|


Why Use
CyPath Lung

Physician orders **CyPath® Lung** test


CyPath-Lung
Sputum Sample Collection Kit
PRECISION PATHOLOGY
FedEx

Patients complete a 3-day sputum sample collection **at home**

ships overnight



AI-driven automated data analysis of flow cytometry data



Physician receives results within **3 days** after lab receives sample

**Actionable Results = Greater Confidence in Patient Care**

# Impactful Branding

**Well-tested Brand Strategy being rolled out:**

- ✓ Articulates a clear, simple message
- ✓ Acknowledges the clinical need
- ✓ Highlights competitive advantages

CyPath Lung

**THE NODULE WAS INDETERMINATE.**
**BUT YOU CAN'T TREAT INDETERMINATE.**


92%
Sensitivity
87%
Specificity
INTRODUCING
CyPath Lung
KNOW MORE. MOVE FORWARD.

# Market Testing: Lessons Learned

CyPath® Lung


92%
Sensitivity
87%
Specificity
INTRODUCING
CyPath Lung
KNOW MORE. MOVE FORWARD.

- ❑ Reimbursement is Essential
- ❑ Publications are Powerful
- ❑ Brand Awareness is Key
- ❑ Sales Driven by Reps + Multi-Media

# Market Testing:  Lessons Addressed


92%
Sensitivity
87%
Specificity
INTRODUCING
CyPath Lung
KNOW MORE. MOVE FORWARD.

### ❑ Reimbursement is Essential

- ✓ Specific CPT code for CyPath® Lung effective October 1, 2023
- ✓ CMS decision November 2023 on allowable Medicare reimbursement with effective date January 1, 2024
- ✓ Precision fee schedule = $1900 test reimbursement

### ❑ Publications are Powerful

- ✓ Clinical trial published in peer-reviewed *Respiratory Research* journal (1/23/2023)
- ✓ CyPath® Lung technology's ability to diagnose lung diseases published in peer-reviewed PLOS One (8/17/2022)
- ✓ Publications build upon numerous peer-reviewed journal articles about CyPath® Lung

### ❑ Brand Awareness is Key

- ✓ Market research reveals physicians are excited by our ***noninvasive, accurate*** test providing ***actionable results***
- ✓ Branding complete; multi-media/multi-channel implementation underway

### ❑ Sales Driven by Reps + Multi-Media

- ✓ Approach to market = Multi-media and personal selling
- ✓ Physician testimonials highly effective
- ✓ Physician follow-up and feedback inform and improve operational efficiencies

# CyPath® Lung

## Comparison to Current Standard of Care for Follow-up after Positive LDCT

| Lung Cancer Diagnostic Procedure or Test | Sensitivity | Specificity |
|---|---|---|
| **CyPath® Lung** **(individuals at high risk with nodules <20mm)** | **92%** | **87%** |
| **FDG PET imaging** (individuals with suspicious lung nodules) | 89% | 75% |
| **Bronchoscopy** (individuals with suspicious lung nodules) | 88% | 47% |
| **Fine Needle Biopsy** (individuals with suspicious lung nodules) | 90% | 75% |
| **Core Needle Biopsy** (individuals with suspicious lung nodules) | 89% | 89% |

# CyPath Lung

## Revealing the Lung Microenvironment with AI-driven Flow Cytometry

**Advanced flow cytometry interrogates millions of cells in minutes**
Reveals cell populations residing in the lung micro-environment (sputum) by labelling cancer and cancer-related cells with TCPP, our specific porphyrin that is taken up by cancer cells

**Proprietary automated software ensures only cells of interest are interrogated**
The automated analysis identifies sputum cells of interest and eliminates debris, dead cells and cell aggregates

**Quality control assures the sample comes from the lung**
Fluorescent antibody specifically identifies lung macrophages to ensure the sample comes from the lung

**Automated analysis takes minutes to identify lung cancer in patient samples**
AI-driven analysis detects cell populations indicative of lung cancer including populations of cancer and cancer-related cells, immune cells and dying cells. Proprietary algorithm uses flow cytometric data and patient age to determine patient risk of lung cancer

**Automated Analysis = Standardized Results**

# Benefits of Precision Pathology Laboratory Acquisition

September 18, 2023

## Increases Revenues

✓ Captures **CyPath® Lung** full revenues
✓ Adds Precision revenues to consolidated financials
✓ Accretive in 2023; 100% return on cash investment expected in 24 months

## Adds Resources

✓ Integrates operations and captures efficiencies
✓ Adds 54 experienced laboratory professionals to team
✓ Roby Joyce, MD, continues as laboratory and medical director; joins BIAF Board of Directors

## Expands Reach

✓ Adds capacity for nationwide expansion under one structure
✓ Expands client base to155 customer sites including seven Central Texas hospitals and nearly 600 practicing physicians

bioAffinity TECHNOLOGIES

PRECISION PATHOLOGY LABORATORY
"A Spirit of Excellence"

**$6.9M**

Precision's 2022 net revenue; **12.5% growth** first half 2023 vs. first half 2022

# bioAffinity Technologies Recent and Anticipated Milestones



CFO Mike Dougherty joins team from Amazon
Acquisition of CAP/CLIA Precision Pathology Laboratory
CMS-assigned CyPath® Lung-specific CPT code effective
CyPath® Lung FDA pivotal trial opens
CyPath® Lung pilot sales & market program expands
CyPath® COPD clinical proof-of-concept trial opens
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 / Q4 2024
DOD study opens on CyPath® Lung use before LDCT
New Sales Director to join team
Expand test menu at Precision Pathology Laboratory
Expand sales with strategic marketing partner
DOD diagnostic studies expand for additional indications

# Management

## Innovative, Experienced, Dedicated



**Maria Zannes, JD**
Founder, President & CEO

30+ years as C-suite executive in the medical, environmental and engineering fields; focused on building high performing corporate teams who meet ambitious business goals



**Michael Dougherty, MBA, CPA**
Vice President & CFO

20+ years of experience in financial management and business strategy; previously CFO of Amazon's Alexa commercial domains, TINT, Filestack and Amazon Pay



**Vivienne Rebel, MD, PhD**
EVP, Chief Science & Medical Officer

20+ years as a leader in cancer research; 11 years at Harvard's Dana-Farber Cancer Institute; received UT Health SA Cancer Therapy and Research Center's Discovery of the Year Award



**Xavier Reveles**
Chief Operating Officer

25+ years experience creating, building and managing CAP/CLIA labs and creating and commercializing LDTs; clinical cytogeneticist, American Society of Clinical Pathology

## Science & Medical Advisory Board



**Sheila Habib, MD**
Director of Pulmonary Lung Nodule Clinic and the Lung Cancer Screening, South Texas VA



**Neil Alexis, PhD**
Principal Investigator, UNC School of Medicine; Environmental Medicine, Asthma & Lung Biology



**Gerard Silvestri MD, FCCP**
Professor of Medicine & Lung Cancer Pulmonology, Medical University of South Carolina



**David Hill, MD**
Director, American Lung Association; Assistant Professor, Yale School of Medicine



**Catherine Sears MD**
Assistant Professor, Indiana University School of Medicine

# Board of Directors

## Decades of Successful Leadership from Start-Ups to Global Corporations



**Steve Girgenti**
Executive Chairman
Founded Healthworld, a leading global healthcare marketing firm with 36 offices in 26 offices worldwide; NASDAQ's "Entrepreneur of the Year" (1999)



**Robert Anderson**
Director
50+ years in healthcare holding executive positions at CIBA Pharmaceutical Co, Becton Dickinson, Pfizer, Parke-Davis Division of Warner-Lambert, and Schering Plough



**Stuart Diamond**
Director
Global CFO for GroupM, the world's leading media investment company responsible for more than $50 billion in media investment



**Roby Joyce, MD**
Director
Precision Pathology founder and Medical Director; board-certified in pathology, neurology; former chief of staff at Methodist Healthcare System; Colonel, US Army, ret.



**Peter Knight**
Director
Founding Partner of Generation Investment Mgmt. with >$18B AUM; Campaign Manager for President Clinton's '96 re-election campaign



**Mohsin Meghji**
Director
Managing Partner of M3 Partners, a New York-based merchant banking firm; nationally recognized leading U.S. turnaround professional; Chairman of the Board of Infrastructure & Energy Alternatives



**Gary Rubin**
Director
CPA, Co-founder and Managing Member of Masters Research Partners, an investment fund of hedge funds



**Maria Zannes, JD**
Director, CEO
BIAF founder and previously held executive positions at Biomoda, The Zannes Firm, The Energy Recovery Council, ECOS Corp.

# Investment Recap

CyPath Lung is an accurate, non-invasive test for **early detection of lung cancer**

**Patient-friendly**
At-home collection (no needles, no blood) with results to physician 3 days after sample arrives at the lab

| 92% | 87% | 99% |
| --- | --- | --- |
| **Sensitivity[1]** | **Specificity[1]** | **Negative Predictive Value** |

High specificity and sensitivity, similar to more invasive, expensive diagnostic procedures

**Proprietary Automated Data Analysis**
Powerful automated data analysis utilizing AI differentiates patients with lung cancer from those who are cancer-free

**Flow Cytometry Data Collection**
Profiles the lung micro-environment by identifying cancer and cancer-related cell populations and other characteristics indicative of lung cancer with high accuracy


Lung
BAL
Screen
COPD
Asthma

**Growing Platform Technology and Therapeutics Potential**
Developing noninvasive diagnostic tests for additional lung diseases, starting with COPD; OncoSelect® Therapeutics research subsidiary developing a pipeline of preclinical therapeutics candidates

[1] *In individuals with nodules 20mm or less, CyPath® Lung performed with 92% sensitivity and 87% specificity*

# For More Information

**Company Contact:**

bioAffinity Technologies, Inc.
22211 West Interstate 10, Suite 1206
San Antonio, TX 78257

T: 210-698-5334
info@bioaffinitytech.com

**Investor Relations:**

**Julie Anne Overton**, Director of Communications
jao@bioaffinitytech.com

**Tirth Patel**, LHA Investor Relations
tpatel@lhai.com